 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 6, 2022

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 7.01 REGULATION FD DISCLOSURE	3
SIGNATURE	7

ITEM 7.01 REGULATION FD DISCLOSURE

DICK’S Sporting Goods, Inc. (the “Company”) today provided an update to its full year 2021 outlook that was previously disclosed in Exhibit 99.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 23, 2021. The Company also provided a fourth quarter 2021 outlook.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Full Year 2021 Outlook Update

The Company has raised its full year 2021 earnings per diluted share guidance to $13.70 to 13.79 compared to prior guidance of $12.88 to 13.06. In addition, the Company has raised its full year non-GAAP earnings per diluted share guidance to $15.50 to 15.60 compared to prior guidance of $14.60 to 14.80. The GAAP to non-GAAP reconciliation is included in the table below under “Non-GAAP Financial Measures”.

The Company also has raised its full year consolidated same store sales guidance and now expects consolidated same store sales to increase between 25.8% to 26.1%, compared to the previous guidance of between 24% to 25%.

Fourth Quarter 2021 Outlook

The Company expects its fourth quarter 2021 earnings per diluted share will be $3.00 to 3.09. In addition, the Company expects its fourth quarter non-GAAP earnings per diluted share will be $3.45 to 3.55. The GAAP to non-GAAP reconciliation is included in the table below under “Non-GAAP Financial Measures”.

The Company also anticipates that its fourth quarter 2021 consolidated same store sales will increase between 3.7% to 4.7%.

Fiscal 2021 Consolidated Same Store Sales

Consolidated same store sales include stores that were temporarily closed during fiscal 2020 as a result of the COVID-19 pandemic. The method of calculating consolidated same store sales varies across the retail industry, including the treatment of temporary store closures as a result of COVID-19. Accordingly, our method of calculating this metric may not be the same as other retailers’ methods. For additional information on consolidated same store sales, please see our most recent Annual Report on Form 10-K for the fiscal year ended January 30, 2021, filed with the Securities and Exchange Commission on March 24, 2021.

Non-GAAP Financial Measures

In addition to reporting the Company's financial results in accordance with generally accepted accounting principles ("GAAP"), the Company reports certain financial results that differ from what is reported under GAAP. These non-GAAP financial measures include consolidated non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP income before income taxes, and non-GAAP diluted shares outstanding, which management believes provides investors with useful supplemental information to evaluate the Company’s ongoing operations and to compare with past and future periods. Management believes that excluding non-cash debt discount amortization from its convertible senior notes and including the share impact from the convertible note hedge is useful to investors because it provides a more complete view of the economics of the transaction. Management also uses certain non-GAAP measures internally for forecasting, budgeting, and measuring its operating performance. These measures should be viewed as supplementing, and not as an alternative or substitute for, the Company's financial results prepared in accordance with GAAP. The methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, any non-GAAP financial measures presented herein may not be comparable to similar measures provided by other companies. A reconciliation of the Company's non-GAAP measures to the most directly comparable GAAP financial measures are provided below and on the Company's website at investors.DICKS.com.

Reconciliations of Non-GAAP Consolidated Net Income and Earnings Per Diluted Share Guidance
(in millions, except per share amounts)

	52 Weeks Ended January 29, 2022
	Low End				High End

	Income before income taxes	Net income (2)	Weighted average diluted shares	Earnings per diluted share	Income before income taxes	Net income (2)	Weighted average diluted shares	Earnings per diluted share
GAAP Basis	$1,970	$1,502	109.6	$13.70	$1,982	$1,511	109.6	$13.79
Convertible senior notes (1)	30	22	(11.3)		30	22	(11.3)
Non-GAAP Basis	$2,000	$1,524	98.3	$15.50	$2,012	$1,533	98.3	$15.60

(1)Amortization of the non-cash debt discount on the Company's convertible senior notes and diluted shares that are designed to be offset at settlement by shares delivered from the convertible note hedge purchased by the Company.
(2)The provision for income taxes for non-GAAP adjustments was calculated at 26%, which approximates the Company's blended tax rate.

	13 Weeks Ended January 29, 2022
	Low End				High End

	Income before income taxes	Net income (2)	Weighted average diluted shares	Earnings per diluted share	Income before income taxes	Net income (2)	Weighted average diluted shares	Earnings per diluted share
GAAP Basis	$436	$329	109.5	$3.00	$448	$338	109.5	$3.09
Convertible senior notes (1)	7	5	(12.7)		7	5	(12.7)
Non-GAAP Basis	$443	$334	96.8	$3.45	$455	$343	96.8	$3.55

(1)Amortization of the non-cash debt discount on the Company's convertible senior notes and diluted shares that are designed to be offset at settlement by shares delivered from the convertible note hedge purchased by the Company.
(2)The provision for income taxes for non-GAAP adjustments was calculated at 26%, which approximates the Company's blended tax rate.

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

This disclosure contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties and change based on various important factors, many of which may be beyond the Company's control. The Company's future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon by investors as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the Company's future performance, including full year and fourth quarter 2021 outlook for sales and earnings.

The following factors, among others, in some cases have affected, and in the future, could affect our financial performance and actual results, and could cause actual results for full year and fourth quarter 2021 to differ materially from those expressed or implied in any forward-looking statements included in this document or otherwise made by our management: the impact on our business, operations and financial results due to the duration and scope of the COVID-19 pandemic, including the potential impact due to disruptions in our and our vendors' supply chains and due to restrictions imposed by federal, state, and local governments in response to increases in the number of COVID-19 cases in areas in which we operate; changes in consumer discretionary spending; the extent to which changes in consumer demand due to the COVID-19 pandemic will continue and whether new trends will emerge after the impact of the COVID-19 pandemic subsides; store closures and other impacts to our business resulting from civil disturbances; investments in omni-channel growth not producing the anticipated benefits within the expected time-frame or at all; risks relating to private brands and new retail concepts; investments in business transformation initiatives not producing the anticipated benefits within the expected time-frame or at all; the amount devoted to strategic investments and the timing and success of those investments; inventory turn; changes in the competitive market and competition amongst retailers, including an increase in promotional activity; changes in consumer demand or shopping patterns and the ability to identify new trends and have the right trending products in stores and online; the impact of a high rate of inflation on our business; changes in existing tax, labor, foreign trade and other laws and regulations, including those imposing new taxes, surcharges, or tariffs; limitations on the availability of attractive retail store sites; unauthorized disclosure of sensitive or confidential customer information; website downtime, disruptions or other problems with the eCommerce platform, including interruptions, delays or downtime caused by high volumes of users or transactions, deficiencies in design or implementation, or platform enhancements; disruptions or other problems with information systems; increasing direct competition from vendors, and increasing product costs due to various reasons, including foreign trade issues, currency exchange rate fluctuations, and increasing prices for raw materials due to inflation; the loss of key personnel, including Edward W. Stack, Executive Chairman, or Lauren Hobart, President and Chief Executive Officer; developments with sports leagues, professional athletes or sports superstars, including disruptions and cancellations due to COVID-19; weather-related disruptions and seasonality of the Company's business; and risks associated with being a controlled company.

For additional information on these and other factors that could affect the Company's actual results, see the risk factors set forth in the Company's filings with the SEC, including the most recent Annual Report filed with the SEC on March 24, 2021 and our Quarterly Report filed with the SEC on November 23, 2021. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law or regulation. Forward-looking statements included herein are made as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: January 6, 2022	By:	/s/ NAVDEEP GUPTA
	Name:	Navdeep Gupta
	Title:	Executive Vice President – Chief Financial Officer